                                                              Contract # F-98627
                                                                    Amendment #1

                          AMENDMENT NO. ONE TO CONTRACT

      THIS AMENDMENT NO. ONE IS entered into effective as of November 16, 1998, by and between KENTUCKY UTILITIES COMPANY (hereinafter referred to as "KU"), whose address is: 220 West Main Street, Louisville, Kentucky 40202, LESLIE RESOURCES, INC. a Kentucky corporation and a subsidiary of AEI Holding Company, Inc., with a principal address of 1500 North Big Run Road, Ashland, Kentucky 41102 ("Assignor") AEI COAL SALES COMPANY, INC., a Kentucky corporation ("Seller"), and AEI HOLDING COMPANY, INC., a Delaware corporation ("Guarantor").

      In consideration of the agreements herein contained, the parties hereto agree as follows:

1.0 MODIFICATIONS TO AGREEMENT

      The Agreement heretofore entered into by KU and Assignor, dated effective December 31, 1997, and identified by the Contract Number set forth above (hereinafter referred to as "Agreement"), is hereby amended as follows:

      1.1 KU hereby consents to Assignor's assignment and Seller's assumption of all Assignor's right, title and interest in and to the Agreement, pursuant to that certain Assignment and Assumption Agreement dated November 16, 1998, between Assignor and Seller. KU's consent is expressly conditioned on: (a) Seller's assumption of all Assignor's obligations under the Agreement; and (b) Guarantor's guaranty of Seller's obligations as set forth in that certain Guaranty Agreement given by Guarantor to KU in connection with Seller's assumption of Assignor's obligations. Hereinafter, references to "Seller" in the Agreement, as amended hereby, shall be deemed to be references to AEI Coal Sales Company, Inc.

      1.2 Section II.2, Quantities, is hereby revised to provide that the Base Quantity shall be defined as 1,600,000 tons of coal.

      1.3 Section II.2(a) is hereby revised to provide that the quantities of coal to be sold, purchased and delivered during the period of December 15, 1998 through December 31, 1999 shall be 800,000 tons.

      1.4 In Section IV.2 (a), Specifications, the as-received quality specifications for Calorific value, Ash and SO2 are hereby revised to provide that the following specifications shall be applicable beginning on December 15, 1998, and continuing through the end of the term:

                     Calorific Value      11,800 BTU/lb.
                     Ash                  13.00% Maximum
                     SO2                  3.00 Lbs. SO2/MMBtu Maximum

                                                              Contract # F-98627
                                                                    Amendment #1

      1.5 In Section IV.2.(b), the as-received quality specification for SO2 classified as rejectable are hereby revised to provide that the following specification shall be applicable beginning on December 15, 1998, and continuing through the end of the term:

                     SO2                  3.75 Lbs. SO2/MMBtu Maximum

      1.6 In Section V.1, Prices of Coal, the price per ton F.O.B. rail car beginning on December 15, 1998, will be as follows:

                  December 15, 1998 through
                  December 31, 1999             $21.73 per ton

      1.7 Section VI. (2) Calorific Adjustment and Section VI. 4 (a) SO2 Adjustment, are hereby revised to provide that beginning on December 15, 1998, and continuing through the end of the term, the following specifications shall be applicable:

                  Section VI.(2). Calorific Adjustment. Such weighted average calorific value shall be used in adjusting the price of coal in the following manner. The F.O.B. Railcar Price then in effect, specified and determined as provided in Section V, but before any Ash or SO2 Adjustment provided for hereafter in this Section VI, shall be adjusted to reflect variation from 11,800 BTU per pound in such weighted average calorific value of the coal received, in arriving at the price (exclusive of any Ash or SO2 Adjustment) to be paid by KU to Seller for such coal, in accordance with the following formula (assuming, for purposes of illustration, an adjusted price, prior to the Calorific Adjustment, of $21.73):

            Actual BTU/lb. - 11,800 x $21.73 = Premium/Penalty Per Ton.
            -----------------------
                  11,800

                  Section VI.(4). SO2 Adjustment.

                  (a) Such weighted average SO2 value shall be used in adjusting the price of coal in the following manner. The price of coal accepted containing a monthly weighted average SO2 in excess of the 3.00 Lbs./MMBtu guarantee will be adjusted downward according to the following formula:

            (Actual SO2 - 3.00)(Actual  Btu/lb.) = $ per ton downward adjustment
            ------------------------------------
                           9434

               Example:  Monthly weighted average SO2 = 3.50;
               monthly weighted BTU per lb. = 12,000:
               SO2 Guarantee = 3.00.

                                                              Contract # F-98627
                                                                    Amendment #1

            (3.50 - 3.00) (12,000.) = $0.64 per ton downward adjustment
            -----------------------
                    9434

      1.8 Section VI.5, Combination of Adjustments, is hereby revised to add the following sentence: "Beginning on December 15, 1998, and continuing through the remainder of the term of the Contract, the reference to SO2 set forth in this shall be revised to indicate an SO2 of 3.00 lbs./MM BTU Maximum."

2.0 STATUS OF AGREEMENT

      As amended herein, the Agreement is hereby ratified and shall continue in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 on the day and year written, but effective as of the day and year first set forth above.

KENTUCKY UTILITIES  COMPANY                       LESLIE RESOURCES, INC.

By: /s/ Wayne T. Lucas                            By:  /s/ Larry Addington
  --------------------------------                  ---------------------------
        Wayne T. Lucas                                  Larry Addington
        EVP - Power Generation                          Chairman

Date:   01/08/99                                  Date:   01/06/99
     ----------------------------                      -------------------------


AEI COAL SALES COMPANY, INC.

By:   /s/ Marc Merritt
   -----------------------------
      Marc R. Merritt
Its:  President

Date:     01/06/99
     ---------------------------